UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08346

Morgan Stanley Eastern Europe Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-231-2608

Date of fiscal year end:	12/31

Date of reporting period:	6/30/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s Semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2007 Semi-Annual Report

June 30, 2007

Morgan Stanley

Eastern Europe Fund, Inc.

Morgan Stanley

Investment Management Inc.

Investment Adviser

Morgan Stanley Eastern Europe Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2007, the Morgan Stanley Eastern Europe Fund, Inc. (the “Fund”) had total returns, based on net asset value and market price per share of 14.16%, net of fees and -2.37%, respectively, compared to 1.91% for the Morgan Stanley Capital International (MSCI) Emerging Markets Eastern Europe Index (the “Index”), a composite index comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. On June 30, 2007, the closing price of the Fund’s shares on the New York Stock Exchange was $37.35, representing a 9.2% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•          After a disappointing first quarter, the Eastern European markets bounced back in the second quarter and were up 3.31% for the first half of the year. Poland, Hungary and the Czech Republic posted strong double digit returns. Russia was down 2.7% as investors fled energy. Cost pressures and the lack of additional pricing power for Russian energy companies are restricting their potential for further margin expansion.

•          Relative to the Index, our stock selection in Russia and an underweight allocation to the country were the strongest contributors to performance. Stock selection in and an overweight allocation to Poland also contributed positively to relative performance. In addition, an overweight allocation to Romania was beneficial. However, despite strong stock selection in Hungary, the Fund’s underweight allocation to the country detracted from relative performance.

Management Strategies

•          We continue to focus on countries where gross domestic product (GDP) growth, fiscal policy and reform agendas remain strong, and on companies that we believe have strong management and earnings visibility.

•          The Fund’s largest relative country allocation is Poland. We continue to favor Poland based on its strong GDP growth, which is broadly based on consumption, investment and robust exports linked to developed Europe’s economic expansion.

•          We initiated a position in Romania through the purchase of property funds, which own a diverse portfolio of equity assets that includes exposure to the financial sector. We like the macro-economic outlook for Romania and believe that these vehicles provide broad exposure to the economy. Romania offers a business friendly environment, low government deficit and an impressive reform history. Economic growth currently has been driven by both consumption and investment.

•          Russia remains an attractive growth story with strong accelerating GDP growth for the next three years that we believe will be driven by consumption and investment growth. Domestic demand is on a long term secular growth path driven by rising disposable income. However, we remain underweight the energy sector in Russia. With costs rising and the ruble appreciating, margins have peaked and earnings will be flat or down. The Fund’s overweights are in the domestic sectors such as financials, media, beverages and food products and domestic fixed investments. Overall, we maintain an underweight allocation to the country.

•          We remain constructive on the Eastern Europe region based on fundamentals and valuations. The long-term convergence process continues to provide a reform anchor for the region and attract foreign direct investment. In the near-term, the region remains vulnerable to a global liquidity crunch, a slowdown in economic activity and changes in risk appetite.

Sincerely,

Ronald E. Robison

President and Principal Executive Officer

July 2007

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2007 (unaudited)

Investment Advisory
Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund’s performance for the one-, three- and five-year periods ended November 30, 2006, as shown in a report provided by Lipper (the “Lipper Report”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund’s performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund’s management fee rate and total expense ratio were acceptable given the services provided.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund is a closed-end fund and, therefore, that the Fund’s assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2007 (unaudited)

Investment Advisory
Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Fund shares and “float” benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section). The Board concluded that the sales commissions were competitive with those of other broker-dealers and the float benefits were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

On April 25, 2007, after considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve renewal of the Management Agreement for another year until April 30, 2008. On June 20, 2007, the Board again considered and weighed all of the above factors and concluded that it would be in the best interest of the Fund and its stockholders to approve renewal of the Management Agreement to continue until June 30, 2008.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2007 (unaudited)

Portfolio of Investments

		Value
	Shares	(000)
COMMON STOCKS (94.2%) (Unless Otherwise Noted)
Austria (1.0%)
Commercial Banks
Raiffeisen International Bank Holding AG	11,030	$1,757
Czech Republic (6.1%)
Electric Utilities
CEZ AS	50,714	2,616
Media
Central European Media Enterprises Ltd. ‘A’	(a)57,000	5,562
Pharmaceuticals
Zentiva NV	34,956	2,372
		10,550
Hungary (3.0%)
Commercial Banks
OTP Bank Nyrt	67,104	3,897
Specialty Retail
Fotex plc	(a)259,800	1,360
		5,257
Poland (19.0%)
Commercial Banks
Bank Handlowy w Warszawie S.A.	67,893	3,046
Bank Millennium S.A.	1,067,026	4,966
Bank Pekao S.A.	65,508	6,063
		14,075
Construction & Engineering
Budimex S.A.	(a)35,923	1,611
PBG S.A.	(a)12,222	1,658
Polimex Mostostal S.A.	4,110	413
		3,682
Hotels, Restaurants & Leisure
AmRest Holdings NV	(a)111,644	5,801
Media
Multimedia Polska S.A.	(a)432,236	1,827
TVN S.A.	462,771	3,753
		5,580
Metals & Mining
KGHM Polska Miedz S.A.	72,736	2,806
Textiles & Apparel
Vistula & Wolczanka S.A.	(a)18,999	1,132
		33,076
Romania (0.6%)
Food Products
Albalact S.A.	(a)1,167,700	961
Russia (63.5%)
Commercial Banks
Sberbank RF	4,099	$15,940
Vozrozhdeniye Bank	76,572	4,623
		20,563
Electric Utilities
Unified Energy System GDR	(a)84,735	11,460
Electrical Equipment
Siloviye Mashiny	(a)17,487,159	2,920
Energy Equipment & Services
TMK OAO GDR	(b)136,980	4,998
Food & Staples Retailing
Magnit OAO	(a)78,888	3,447
Food Products
Lebedyansky JSC	19,176	1,605
Wimm-Bill-Dann Foods OJSC ADR	69,310	7,209
		8,814
Integrated Oil & Gas
LUKOIL ADR	177,255	13,507
Marine
Far Eastern Shipping Co.	(a)2,803,500	1,991
Media
CTC Media, Inc.	(a)186,396	5,059
Metals & Mining
Evraz Group S.A. GDR	137,576	5,648
Mechel ADR	111,701	4,080
MMC Norilsk Nickel ADR	57,771	12,825
		22,553
Oil, Gas & Consumable Fuels
OAO Gazprom (Registered)	118,100	4,948
OAO Gazprom (Registered) ADR	173,900	7,287
		12,235
Telecommunication Services
Golden Telecom, Inc.	52,730	2,901
		110,448
Slovenia (1.0%)
Pharmaceuticals
Krka d.d. Novo mesto	1,341	1,801
TOTAL COMMON STOCKS
(Cost $115,709)		163,850

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2007 (unaudited)

Portfolio of Investments (cont’d)

		Value
	Shares	(000)
INVESTMENT COMPANIES (4.0%)
Romania (4.0%)
Capital Markets
SIF Banat Crisana S.A.	863,000	$1,447
SIF Moldova S.A.	723,700	1,161
SIF Transilvania S.A.	(a)1,392,600	1,792
SIF Muntenia S.A.	900,300	1,108
SIF Oltenia S.A.	747,200	1,392
TOTAL INVESTMENT COMPANIES (Cost $5,599)		6,900

No. of
Warrants
(000)
WARRANTS (2.0%)
United States (2.0%)
Diversified Financial Services
UBS AG, expiring 6/29/09 (Cost $3,511)	(a)350	3,570

	Shares
SHORT-TERM INVESTMENT (2.9%)
United States (2.9%)
Investment Company
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $4,974)	(c)4,973,578	4,974
TOTAL INVESTMENTS (103.1%) (Cost $129,793)		179,294
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.1%)		(5,459)
NET ASSETS (100%)		$173,835

(a)	Non-income producing.
(b)	144A Security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(c)	See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
CZK	3,523	$166	7/2/07	USD	166	$166	$ @—
EUR	46	63	7/2/07	USD	62	62	(1)
HUF	56,483	310	7/2/07	USD	307	307	(3)
HUF	63,158	346	7/3/07	USD	346	346	@—
HUF	34,116	187	7/5/07	USD	187	187	@—
PLN	1,653	593	7/2/07	USD	588	588	(5)
PLN	1,010	363	7/3/07	USD	361	361	(2)
PLN	689	247	7/5/07	USD	247	247	@—
RON	75	32	7/5/07	USD	32	32	@—
USD	69	69	7/3/07	PLN	192	69	@—
		$2,376				$2,365	$(11)

CZK —	Czech Republic Krona
EUR —	Euro
HUF —	Hungarian Forint
PLN —	Polish Zloty
RON —	New Romanian Leu
USD —	United States Dollar
@	Value is less than $500.

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry and/or security type, as a percentage of total investments.

* Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

Financial Statements

Statement of Assets and Liabilities

June 30, 2007
(unaudited)
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $124,819)	$174,320
Investment in Security of Affiliated Issuer, at Value (Cost $4,974)	4,974
Receivable for Investments Sold	9,509
Dividends Receivable	836
Foreign Currency, at Value (Cost $136)	136
Interest Receivable	10
Tax Reclaim Receivable	7
Receivable from Affiliate	@—
Other Assets	22
Total Assets	189,814
Liabilities:
Payable For:
Investments Purchased	8,349
Dividends Declared	7,066
Investment Advisory Fees	229
Custodian Fees	146
Bank Overdraft	113
Administration Fees	5
Unrealized Depreciation on Foreign Currency Exchange Contracts	11
Other Liabilities	60
Total Liabilities	15,979
Net Assets
Applicable to 4,225,464 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$173,835
Net Asset Value Per Share	$41.14
Net Assets Consist of:
Common Stock	$42
Paid-in Capital	94,944
Undistributed Net Investment Income (Accumulated Net Investment Loss)	(425)
Accumulated Net Realized Gain (Loss)	29,767
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	49,507
Net Assets	$173,835

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

Financial Statements

Statement of Operations

Six Months Ended
June 30, 2007
(unaudited)
(000)
Investment Income
Dividends (Net of $119 of Foreign Taxes Withheld)	$1,207
Interest from Security of Affiliated Issuer	20
Interest from Securities of Unaffiliated Issuers	18
Total Investment Income	1,245
Expenses
Investment Advisory Fees (Note B)	1,311
Custodian Fees (Note D)	221
Administration Fees (Note C)	66
Professional Fees	42
Stockholder Reporting Expenses	17
Stockholder Servicing Agent Fees	5
Directors’ Fees and Expenses	2
Other Expenses	22
Total Expenses	1,686
Waiver of Administration Fees (Note C)	(34)
Expense Offset (Note D)	(1)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(1)
Net Expenses	1,650
Net Investment Income (Loss)	(405)
Net Realized Gain (Loss) on:
Investments	29,826
Foreign Currency Transactions	(30)
Net Realized Gain (Loss)	29,796
Change in Unrealized Appreciation (Depreciation) on:
Investments	(7,067)
Foreign Currency Translations	5
Change in Unrealized Appreciation (Depreciation)	(7,062)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	22,734
Net Increase (Decrease) in Net Assets Resulting from Operations	$22,329

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2007	Year Ended
	(unaudited)	December 31, 2006
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$(405)	$(827)
Net Realized Gain (Loss)	29,796	25,070
Change in Unrealized Appreciation (Depreciation)	(7,062)	40,464
Net Increase (Decrease) in Net Assets Resulting from Operations	22,329	64,707
Distributions from and/or in Excess of:
Net Realized Gain	(7,066)	(29,494)
Capital Share Transactions:
Common Stock Issued Through Rights Offering (537,331 shares in 2006, net of expenses of $275,000)	—	16,210
Additional Expenses Incurred from the 2006 Rights Offering	16	—
Reinvestment of Distributions (69,794 and 32,058 shares, respectively)	1,163	2,343
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	1,179	18,553
Total Increase (Decrease)	16,442	53,766
Net Assets:
Beginning of Period	157,393	103,627
End of Period (Including Undistributed Net Investment Income (Accumulated Net Investment Loss) of $(425) and $(20), respectively)	$173,835	$157,393

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended
	June 30, 2007		Year Ended December 31,
	(unaudited)		2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$37.53		$28.90	$29.91	$29.46	$20.40	$18.55
Net Investment Income (Loss)†	(0.10)		(0.21)	(0.32)	(0.10)	(0.06)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	5.38		16.55	9.85	8.91	14.28	2.45
Total from Investment Operations	5.28		16.34	9.53	8.81	14.22	2.30
Distributions from and/or in Excess of:
Net Realized Gain	(1.67)		(7.48)	(10.54)	(8.39)	(5.19)	(0.58)
Dilutive Effect of Shares Issued through Rights Offering and Offering Costs	—		(0.23)	—	—	—	—
Anti-Dilutive Effect of Share Repurchase Program	—		—	—	0.03	0.03	0.13
Net Asset Value, End of Period	$41.14		$37.53	$28.90	$29.91	$29.46	$20.40
Per Share Market Value, End of Period	$37.35		$39.84	$34.59	$27.63	$25.49	$17.17

TOTAL INVESTMENT RETURN:
Market Value	(2.37	)%**	42.50%	67.53%	43.21%	76.64%	11.17%
Net Asset Value (1)	14.16	%**	60.72%	29.25%	34.14%	71.84%	13.42%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$173,835		$157,393	$103,627	$107,266	$106,244	$74,098
Ratio of Expenses to Average Net Assets(2)	2.01	%*	2.06%	2.10%	1.92%	2.08%	2.22%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	(0.49	)%*	(0.62)%	(1.00)%	(0.30)%	(0.24)%	(0.70)%
Portfolio Turnover Rate	49	%**	102%	94%	128%	159%	155%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	2.05	%*	2.10%	2.14%	1.93%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.53	)%*	(0.66)%	(1.04)%	(0.31)%	N/A	N/A

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amount is based on average shares outstanding.
*	Annualized
**	Not Annualized

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements

Morgan Stanley Eastern Europe Fund, Inc. (the “Fund”) was incorporated in Maryland on February 3, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities of Eastern European country issuers and in debt securities issued or guaranteed by Eastern European country government or governmental entities.

A. Accounting Policies:    The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.                Security Valuation:     Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.                Repurchase Agreements:    The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3.                Foreign Currency Translation:    The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•    investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•    investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Securities in emerging markets involve certain considerations and risks not typically associated with investments in the United States. In addition to smaller size, lesser liquidity and greater volatility, certain securities’ markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

4.                Derivatives:    The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured products. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Foreign Currency Exchange Contracts:    The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Over-the-Counter Trading:    Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of non-performance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

5.                New Accounting Pronouncements:    In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – including an amendment of FASB Statement No. 115”(“SFAS 159”), which is effective for fiscal years beginning after November 15, 2007. SFAS 159 permits entities to elect to measure certain financial assets and liabilities at fair value. The fair value option may be applied instrument by instrument, is irrevocable and is applied only to entire instruments and not to portions of instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management is currently evaluating the impact the adoption of SFAS 159 will have on the Fund’s financial statement disclosures.

6.                Other:    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.     Investment Advisory Fees:    Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.60% of the Fund’s average weekly net assets.

C.     Administration Fees:    MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average daily net assets. MS Investment Management has agreed to limit the administration fee so that it will be no greater than the previous administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2007, $34,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

D.     Custodian Fees:   JPMorgan Chase Bank, N.A., (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.     Federal Income Taxes:   It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/ or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. The Fund adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on June 30, 2007.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

As of June 30, 2007, this did not result in an impact to the Fund’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2006 and 2005 was as follows:

2006 Distributions Paid From: (000)		2005 Distributions Paid From: (000)

	Long-term		Long-term
Ordinary	Capital	Ordinary	Capital
Income	Gain	Income	Gain
$15,396	$14,098	$13,972	$23,819

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a reclass of the net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2006:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$839	$(839)	$—

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary Income	Long-term Capital Gain
(000)	(000)
$3,342	$3,724

At June 30, 2007, the U.S. Federal income tax cost basis of investments was $129,793,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $49,501,000 of which $50,162,000 related to appreciated securities and $661,000 related to depreciated securities.

Net capital, currency and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2006, the Fund deferred to January 3, 2007, for U.S. Federal income tax purposes, post-October currency losses of $15,000.

F.     Contractual Obligations:  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.     Security Transactions and Transactions with Affiliates:  The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio (the “Liquidity Fund”), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to the advisory and administration fees paid by the Liquidity Fund with respect to assets invested by the Fund in the Liquidity Fund. For the six months ended June 30, 2007, advisory fees paid were reduced by $1,000 relating to the Fund’s investment in the Liquidity Fund. Income distributions earned by the Fund are recorded as interest from affiliates in the Statement of Operations and totaled $20,000. During the six months ended June 30, 2007, cost of purchases and sales in the Liquidity Fund were $15,484,000 and $10,510,000, respectively.

During the six months ended June 30, 2007, the Fund made purchases and sales totaling $81,253,000 and $87,236,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the six months ended June 30, 2007, the Fund incurred $18,196 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

H.     Other:  Settlement and registration of securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer’s share register. In Russia, there

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible the Fund could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares traded from their net asset value. During the six months ended June 30, 2007, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 1,451,467 of its shares at an average discount of 16.86% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On June 1, 2006, the Fund commenced a rights offering and issued to stockholders of record as of May 26, 2006 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 909,670 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 227,418 shares, for an aggregate total of 1,137,088 shares. The offer expired on July 21, 2006. Pursuant to this offering, the Fund sold 537,331 shares at the subscription price per share of $30.68 (representing 95% of the average of the last reported sales price per share of the Fund’s common stock on the New York Stock Exchange on the expiration date and the four preceding trading days, but in any case not less than net asset value per share of the Fund’s common stock at the close of trading on the New York Stock Exchange on the date on which the offer expires). The total proceeds of the rights offering were $16,485,315 and the Fund incurred costs associated with the offering estimated at $275,000. In 2007, the Fund incurred additional costs of $16,000 from the 2006 rights offering.

On June 19, 2007, the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $1.6723 per share, derived from net realized gains, payable on July 13, 2007, to stockholders of record on June 29, 2007.

I.      Supplemental Proxy Information:  On June 19, 2007, an annual meeting of the Fund’s stockholders was scheduled for the following puposes:

(1)  Election of Directors

(2)  Approval of an amendment to the Fund’s investment restrictions

The results for the election of Directors were as follows:

	For	Withhold

Frank L. Bowman	2,954,951	98,900
James F. Higgins	2,956,868	96,983
Manuel H. Johnson	2,956,404	97,447

The second proposal failed to achieve the quorum necessary in order to hold the meeting, and, therefore, the meeting was adjourned, most recently until September 26, 2007, to permit further solicitation of proxies

J.     Subsequent Event:    On July 1, 2007, the Stockholder Servicing Agent changed from American Stock Transfer & Trust Company to Computershare Trust Company, N.A. Requests for information or any correspondence concerning the Dividend Reinvestment and Cash Purchase Plan after July 1, 2007 should be directed to Computershare Trust Company, N.A. P.O. Box 43010, Providence, Rhode Island 02940-3010, 1 (800) 231-2608.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at
1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Morgan Stanley Eastern Europe Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Eastern Europe Fund, Inc.

American Stock Transfer & Trust Company

Dividend Reinvestment and Cash Purchase Plan

59 Maiden Lane

New York, New York 10030

Morgan Stanley Eastern Europe Fund, Inc.

Morgan Stanley Institutional Closed End Funds

An Important Notice Concerning Our

U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•          We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•          We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•          We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•          We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•          If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

Morgan Stanley Eastern Europe Fund, Inc.

Morgan Stanley Institutional Closed End Funds

An Important Notice Concerning Our

U.S. Privacy Policy (cont’d)

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Eastern Europe Fund, Inc.

Directors
Michael E. Nugent	J. David Germany
Vice President
Frank L. Bowman
Dennis F. Shea
Michael Bozic	Vice President

Kathleen A. Dennis	Amy R. Doberman
Vice President
James F. Higgins
Stefanie V. Chang Yu
Dr. Manuel H. Johnson	Vice President

Joseph J. Kearns	James W. Garrett
Treasurer and Chief Financial Officer
Michael F. Klein
Carsten Otto
W. Allen Reed	Chief Compliance Officer

Fergus Reid	Thomas A. Perugini
Assistant Treasurer
Officers
Michael E. Nugent	Mary E. Mullin
Chairman of the Board and Director	Secretary

Ronald E. Robison
President and Principal Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

Stockholder Servicing Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10030

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019-6131

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 231-2608 or visit our website at www.morganstanley.com/im.

© 2007 Morgan Stanley
CERNESAN IU07-02998I-Y06/07

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

None

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded  that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

1

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably  likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley Eastern Europe Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 9, 2007

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 9, 2007